THE ALGER AMERICAN FUND

                        SUPPLEMENT DATED OCTOBER 11, 2005
                                     TO THE
                   PROSPECTUSES OF THE FUND DATED MAY 1, 2005


The following information will supercede or supplement certain information in the Fund's Prospectuses.

The following information supercedes the description of the portfolio managers of the The Alger American Leveraged AllCap Portfolio in those Prospectuses of the Fund that include the Portfolio:

 Patrick Kelly is the sole portfolio manager of the Leveraged AllCap Portfolio.


Teresa McRoberts is no longer with Fred Alger Management, Inc.